Exhibit 10.2

AMENDMENT NO. 1

Dated as of August 13, 2015

to

TERM LOAN CREDIT AGREEMENT

Dated as of October 3, 2013

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of August 13, 2015 by and among Belden Inc., a Delaware corporation (the “Company”), Belden Finance 2013 LP, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto (collectively with the Company and the Borrower, the “Credit Parties”), the Lenders party hereto pursuant to an authorization in the form attached hereto as Exhibit A (each, a “Lender Authorization”) and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Term Loan Credit Agreement dated as of October 3, 2013 by and among the Company, the Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Required Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Clause (c) of the definition of “Change in Control” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) (i) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (ii) occupation of a majority of the seats (other than vacant seats) on the board of directors (or equivalent governing body) of the Company by Persons who were neither (A) nominated or approved by the board of directors (or equivalent governing body) of the Company nor (B) appointed or approved by directors so nominated or approved; or (iii) the occurrence of a change in control, or other similar provision, as defined in the ABL Credit Agreement, any Refinancing Notes or any agreement or instrument evidencing any Indebtedness in excess of $25,000,000 (triggering a default or mandatory prepayment, which default or mandatory prepayment has not been waived in writing).”

(b) Clause (a) of Section 5.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) No actions, suits or proceedings by or before any arbitrator or Governmental Authority are pending or, to the knowledge of any Credit Party, threatened against or affecting any Credit Party or any Restricted Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions (other than “dead hand proxy put” actions, suits or proceedings that could not reasonably be expected to have Material Adverse Effect).”

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a) the Administrative Agent shall have received counterparts of this Amendment (including by way of Lender Authorization) duly executed by the Credit Parties, the Required Lenders and the Administrative Agent;

(b) the Borrower shall have paid to the Administrative Agent, for the account of each Lender that executes and delivers a Lender Authorization to this Amendment to the Administrative Agent (or its counsel) on or prior to 12:00 p.m. (Eastern time) on Tuesday, August 11, 2015, such amendment fees as previously agreed to by the Borrower and the Administrative Agent and previously disclosed to the Lenders; and

(c) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable out-of-pocket expenses (including, to the extent invoiced, reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with the Credit Agreement, this Amendment and the other Loan Documents.

3. Representations and Warranties of the Credit Parties. Each Credit Party hereby represents and warrants as follows:

(a) The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, are within such Credit Party’s organizational powers and have been duly authorized by all necessary corporate and other action. This Amendment has been duly executed and delivered by such Credit Party and this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party and are enforceable against such Credit Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and requirements of reasonableness, good faith and fair dealing.

(b) The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except in each case as have been obtained or made

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and that are in full force and effect and except for filings required to perfect the Liens created pursuant to the Loan Documents, (b) will not violate any Applicable Law applicable to such Credit Party and its Restricted Subsidiaries, (c) will not conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which such Credit Party or any of its Restricted Subsidiaries is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) will not result in the creation or imposition of any Lien on any asset of such Credit Party or any of its Restricted Subsidiaries, other than Liens created under the Loan Documents or the ABL Credit Agreement, except, in the case of clauses (a) and (b) above, where such breach or the failure to take such action could not reasonably be expected to result in a Material Adverse Effect.

(c) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred that is continuing and (ii) the representations and warranties of (or made with respect to) such Credit Party set forth in the Credit Agreement, as amended hereby, and each Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof (except to the extent that any such representation and warranty is stated to relate to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment is a Loan Document and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) Each Credit Party (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of any Credit Party arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Security Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered by it in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

8. FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

COMPANY:

BELDEN INC., as the Company

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	SVP, Legal, General Counsel and Corporate Secretary

BORROWER:

BELDEN FINANCE 2013 LP, as the Borrower

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

Signature Page to Amendment No. 1 to Term Loan Credit Agreement

Belden Finance 2013 LP

OTHER CREDIT PARTIES:

BELDEN 1993 LLC

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

GARRETTCOM, INC.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

BELDEN CDT NETWORKING, INC.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

BELDEN HOLDINGS, INC.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

BELDEN WIRE & CABLE COMPANY LLC

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

CDT INTERNATIONAL HOLDINGS LLC

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

GRASS VALLEY USA, LLC

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

Signature Page to Amendment No. 1 to Term Loan Credit Agreement

Belden Finance 2013 LP

PPC BROADBAND, INC.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

VIA HOLDINGS I, INC.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

VIA HOLDINGS II, INC.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

TRIPWIRE, INC.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

BELDEN CANADA FINANCE 1 ULC

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

BELDEN CANADA FINANCE 2 ULC

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

Signature Page to Amendment No. 1 to Term Loan Credit Agreement

Belden Finance 2013 LP

MIRANDA MTI, INC.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

MIRANDA TECHNOLOGIES (G.V.D.) LLC

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

Signature Page to Amendment No. 1 to Term Loan Credit Agreement

Belden Finance 2013 LP

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent on behalf of itself and each Lender

By:	/s/ S. Michael St. Geme
Name:	S. Michael St. Geme
Title:	Managing Director

Signature Page to Amendment No. 1 to Term Loan Credit Agreement

Belden Finance 2013 LP

Exhibit A

Form of Lender Authorization

[See Attached]

LENDER AUTHORIZATION AND CONSENT

Belden Finance 2013 LP

Amendment No. 1 to Term Loan Credit Agreement

Wells Fargo Bank, National Association,

as Administrative Agent

MAC D1109-019

1525 West W.T. Harris Blvd.

Charlotte, North Carolina 28262

Attention: Syndication Agency Services

Re:	Amendment No. 1 to be dated on or about August 13, 2015 (the “Amendment”) to the Term Loan Credit Agreement dated as of October 1, 2013 (as amended, the “Credit Agreement”) by and among Belden Inc., as a Guarantor, Belden Finance 2013 LP (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”).

This authorization acknowledges our receipt and review of the execution copy of the Amendment in the form posted on the Belden online workspace. By executing this authorization, we hereby approve the Amendment and authorize the Administrative Agent to execute and deliver the Amendment on our behalf. All capitalized undefined terms used in this authorization shall have the meanings assigned thereto in the Credit Agreement.

[Insert name of applicable financial institution]

By:
Name:
Title:

Amendment No. 1 to Term Loan Credit Agreement

Belden Finance 2013 LP

Lender Authorization